Financial Results and Supplemental Information FISCAL FOURTH QUARTER 2025 November 12, 2025 Exhibit 99.2

Table of Contents

QUARTERLY RESULTS

Fiscal Fourth Quarter 2025 Highlights 5

FINANCIALS

Key Financial Data 7
Adjusted Net Income Attributable to The RMR Group Inc. Bridge 8
Distributable Earnings Bridge 9
AUM by Source 10
Management and Advisory Services Revenues by Source 12
Well-Covered Dividend 13
GAAP Results: Condensed Consolidated Statements of Income 14
GAAP Results: Earnings Per Common Share 16
GAAP Results: Condensed Consolidated Balance Sheets 17

NON-GAAP FINANCIAL MEASURES 18

APPENDIX 24

WARNING CONCERNING FORWARD-LOOKING STATEMENTS 31

RMR
Nasdaq Listed

Trading Symbol:
Common Shares: RMR

Investor Relations Contact:
Bryan Maher, Senior Vice President
(617) 796-8230
bryan.maher@rmrgroup.com
ir@rmrgroup.com

Corporate Headquarters:
Two Newton Place
255 Washington Street, Suite 300
Newton, Massachusetts 02458-1634
www.rmrgroup.com

All amounts in this presentation are unaudited.

Please refer to Non-GAAP Financial Measures and Certain Definitions starting on page 29 for terms used throughout this presentation.

Fiscal Q4 2025 2

Quarterly Results

4Fiscal Q4 2025RETURN TO TABLE OF CONTENTS Newton, MA (November 12, 2025). The RMR Group Inc. (Nasdaq: RMR) today announced its financial results for the fiscal quarter ended September 30, 2025. Dividend RMR has declared a quarterly dividend on its Class A Common Stock and Class B-1 Common Stock of $0.45 per share to shareholders of record as of the close of business on October 27, 2025. This dividend will be paid on or about November 13, 2025. Conference Call A conference call to discuss RMR’s fiscal fourth quarter results will be held on Thursday November 13, 2025 at 10:00 a.m. Eastern Time. The conference call may be accessed by dialing (844) 481-2945 or (412) 317-1868 (if calling from outside the U.S. and Canada); a pass code is not required. A replay will be available for one week by dialing (877) 344-7529; the replay pass code is 6326504. A live audio webcast of the conference call will also be available in a listen- only mode on RMR’s website, at www.rmrgroup.com. The archived webcast will be available for replay on RMR’s website after the call. The transcription, recording and retransmission in any way are strictly prohibited without the prior written consent of RMR. About The RMR Group The RMR Group is a leading U.S. alternative asset management company, unique for its focus on both residential and commercial real estate (CRE) and related businesses. RMR’s vertical integration is supported by nearly 900 real estate professionals in more than 30 offices nationwide who manage approximately $39 billion in assets under management and leverage more than 35 years of institutional experience in buying, selling, financing and operating CRE. RMR benefits from a scalable platform, a deep and experienced management team and a diversity of direct real estate strategies across its clients. RMR is headquartered in Newton, MA and was founded in 1986. For more information, please visit www.rmrgroup.com. “RMR’s fourth quarter results were consistent with our expectations, supported by continued improvements in the enterprise values of certain of our Managed REITs and incremental operating income contributed by recent residential acquisitions. This quarter, we generated net income per share of $0.20, Adjusted Net Income per share of $0.22 and Distributable Earnings per share of $0.44. During the quarter, we acquired two garden-style apartment communities in North Carolina and Florida for a combined $147 million, further seeding our Enhanced Growth Venture portfolio. We also executed on several refinancings, including a $1 billion mortgage refinancing of Vertex Pharmaceuticals’ headquarters in Boston, a $580 million zero coupon notes offering for SVC and a $375 million notes offering for DHC. These transactions highlight RMR’s ability to deliver attractive capital market solutions for our public and private clients. With ample liquidity and disciplined execution across our investment strategies, we believe RMR remains well- positioned to continue building scale and creating long- term value for shareholders.” Adam Portnoy, President and Chief Executive Officer The RMR Group Inc. Announces Fiscal Fourth Quarter 2025 Financial Results

5Fiscal Q4 2025RETURN TO TABLE OF CONTENTS Liquidity Financial Highlights RMR Residential Enhanced Growth Venture • Assets Under Management of $39.0 billion. • Net income of $7.6 million, net income margin of 16.6% and net income attributable to The RMR Group Inc. of $3.4 million, or $0.20 per diluted share. • Adjusted Net Income Attributable to The RMR Group Inc. of $3.8 million, or $0.22 per diluted share, and Distributable Earnings of $14.3 million, or $0.44 per diluted share. • Adjusted EBITDA of $20.5 million and Adjusted EBITDA Margin of 42.9%. Fiscal Fourth Quarter 2025 Highlights • This quarter, RMR acquired two garden-style apartment communities in Raleigh, NC and Orlando, FL for an aggregate purchase price of $143.4 million using cash on hand and $93.2 million in mortgage financing. These new acquisitions, together with previously acquired residential properties, will seed our Enhanced Growth Venture. • As of September 30, 2025, RMR had $162.3 million of total liquidity, including $62.3 million of cash on hand and $100 million available on its revolving credit facility, for opportunistic investments and other strategic actions. • RMR has authorized the sale of its loan portfolio to Seven Hills Realty Trust (SEVN) and plans to use the proceeds to repay outstanding amounts on its secured financing facility, resulting in expected net proceeds of approximately $16.7 million, excluding closing costs.

Financials

7Fiscal Q4 2025RETURN TO TABLE OF CONTENTS Key Financial Data As of and for the Three Months Ended September 30, 2025 June 30, 2025 September 30, 2024 GAAP Financial Measures Net Income $ 7,582 $ 9,295 $ 12,486 Net Income Margin 16.6% 21.1% 25.7% Net Income Attributable to The RMR Group Inc. $ 3,414 $ 4,186 $ 5,336 Non-GAAP Financial Measures Adjusted Net Income Attributable to The RMR Group Inc. $ 3,808 $ 4,792 $ 5,645 Adjusted EBITDA $ 20,478 $ 20,081 $ 21,849 Adjusted EBITDA Margin 42.9% 43.5% 43.4% Distributable Earnings $ 14,252 $ 13,857 $ 16,319 Distribution Payout Ratio 71.6% 73.6% 63.3% Per Share Metrics Net Income Attributable to The RMR Group Inc. $ 0.20 $ 0.25 $ 0.32 Adjusted Net Income Attributable to The RMR Group Inc. $ 0.22 $ 0.28 $ 0.34 Distributable Earnings $ 0.44 $ 0.43 $ 0.51 (dollars in thousands, except per share amounts) Diversified Healthcare Trust Five Star Premier Residences of Pompano Beach

8Fiscal Q4 2025RETURN TO TABLE OF CONTENTS Adjusted Net Income Attributable to The RMR Group Inc. Bridge Pe r Sh ar e $0.28 $(0.05) $(0.02) $(0.02) $0.02 $0.01 $0.22 Adjusted net income Q3 2025 Higher compensation expense primarily due to annual share grants Higher interest expense driven by residential acquisitions Higher depreciation expense due to value-add retail and residential acquisitions Higher property net operating income (NOI) due to residential acquisitions Other, net Adjusted net income Q4 2025 $0.12 $0.14 $0.16 $0.18 $0.20 $0.22 $0.24 $0.26 $0.28 $0.30 (1) Adjusted net income is a non-GAAP measure and net income attributable to The RMR Group Inc. is the nearest GAAP measure. Refer to page 19 for a reconciliation of net income attributable to The RMR Group Inc. to adjusted net income attributable to The RMR Group Inc. (1)

9Fiscal Q4 2025RETURN TO TABLE OF CONTENTS Distributable Earnings Bridge Pe r Sh ar e $0.43 $0.03 $0.02 $(0.03) $(0.01) $0.44 Distributable Earnings Q3 2025 Higher business management fees due to increases in enterprise values of DHC, ILPT and SVC Higher property NOI due to residential acquisitions Higher compensation costs, net of reimbursements, due to personnel mix Other, net Distributable Earnings Q4 2025 $0.32 $0.34 $0.36 $0.38 $0.40 $0.42 $0.44 $0.46 $0.48 $0.50 (1) Distributable Earnings is a non-GAAP measure and net income is the nearest GAAP measure. Refer to page 22 and 23 for a reconciliation of net income to Adjusted EBITDA and Adjusted EBITDA to Distributable Earnings. (1)

10Fiscal Q4 2025RETURN TO TABLE OF CONTENTS Fee- Earning AUM Managed Public Real Estate Capital Managed Private Real Estate Capital $26,703,782 69% $12,265,158 31% $38,968,940 $28,098,949 69% $12,761,376 31% $40,860,325 As of September 30, 2024 $17,942,228 66% $9,081,027 34% $27,023,255 $18,215,947 66% $9,586,303 34% $27,802,250 Perpetual Capit l Priv t Capi al AUM by Source (dollars in thousands) As of September 30, 2025 AUM

AUM by Source (Continued)

(dollars in thousands)

		As of September 30, 2025	
	Commercial Real Estate Sector / Strategy	AUM	Fee-Earning AUM
Perpetual Capital			
Service Properties Trust (NASDAQ: SVC)	Hotels & Net Leased Service-Focused Retail	$ 10,750,102	$ 6,410,822
Diversified Healthcare Trust (NASDAQ: DHC)	Medical Office, Life Science & Senior Living	7,323,576	3,847,471
Office Properties Income Trust (OTCPK: OPITS) [1]	Office	5,348,885	2,445,790
Industrial Logistics Properties Trust (NASDAQ: ILPT) [2]	Industrial	2,650,495	4,607,421
Seven Hills Realty Trust (NASDAQ: SEVN)	Diversified	630,724	630,724
Total Perpetual Capital		**$ 26,703,782**	**$ 17,942,228**
Private Capital			
Residential Real Estate Funds [3]	Value Add / Core Plus	$ 4,604,062	$ 4,604,062
Industrial Real Estate Funds [2]	Core Plus	3,960,861	897,182
Medical Office & Life Science Real Estate Funds	Core Plus	2,438,578	2,438,578
Other Private Real Estate	Value Add / Core Plus	477,721	357,269
Hotel Real Estate (Sonesta)	Core	493,889	493,889
Senior Living Real Estate (AlerisLife)	Core	228,314	228,314
Private Credit	Value Add / Core Plus	61,733	61,733
Total Private Capital		**$ 12,265,158**	**$ 9,081,027**
Total		**$ 38,968,940**	**$ 27,023,255**

(1) On October 6, 2025, OPI was delisted from the Nasdaq Stock Market and is currently listed on the OTC Markets Group Inc.
(2) Mountain JV AUM is included in Industrial Real Estate Funds AUM, while its Fee-Earning AUM is included in ILPT Fee-Earning AUM.
(3) Residential Real Estate Funds includes three wholly owned properties, two joint venture properties and third-party managed properties.

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Fiscal Q4 2025 11

12Fiscal Q4 2025RETURN TO TABLE OF CONTENTS $45,401 $43,839 $48,006 $32,363 $30,960 $33,728 $13,038 $12,879 $14,278 September 30, 2025 June 30, 2025 September 30, 2024 $28,760 $27,807 $28,964 $21,692 $20,591 $21,910 $7,068 $7,216 $7,054 September 30, 2025 June 30, 2025 September 30, 2024 $14,574 $14,409 $15,850 $9,294 $9,211 $9,190 $5,280 $5,198 $6,660 September 30, 2025 June 30, 2025 September 30, 2024 $2,067 $1,623 $3,192 $1,377 $1,158 $2,628 $690 $465 $564 September 30, 2025 June 30, 2025 September 30, 2024 a b Base Business Management & Advisory Revenues Base Property Management & Other Revenues Construction Supervision Revenues Total Management & Advisory Services Revenues Perpetual Capital Private Capital Management and Advisory Services Revenues by Source For the Three Months Ended (dollars in thousands) Refer to Notes on page 25 and 26 for detailed revenues by client.

Well-Covered Dividend

(amounts in thousands, except per share amounts)

Dividends paid by The RMR Group Inc. are funded through a combination of Distributable Earnings generated by The RMR Group LLC and cash and cash equivalents held by The RMR Group Inc., as illustrated below:

Calculation of Distribution Payout Ratio for The RMR Group LLC:

	For the Three Months Ended September 30, 2025		
	Amount	Per Share	Payout Ratio
Distributable Earnings	$ 14,252	$ 0.44	
Dividend Funded by The RMR Group LLC [1]	**10,198**	**0.32**	**71.6%**
Dividend Funded by The RMR Group Inc. Cash Balance [2]	2,193	0.13	
Total Dividend	**$ 12,391**	**$ 0.45**	

Quarterly Dividend



The RMR Group LLC
Distributable Earnings
$0.32 per unit
The RMR Group Inc.
RMR Inc.
Cash Balance
$0.32 per share
$0.13 per share
The RMR Group Inc. Shareholders
(Receive $0.45 per share)

(1) Based on 31,869 shares outstanding as of the record date on July 21, 2025.

(2) Total consolidated cash and cash equivalents for The RMR Group Inc. was $62,297 as of September 30, 2025, including $19,478 of cash and cash equivalents that has accumulated primarily from tax distributions from The RMR Group LLC in excess of tax obligations. Based on the current shares outstanding, continued tax distributions and dividend rate, this $19,478 provides ample capacity, when combined with The RMR Group LLC's expected Distributable Earnings, to continue dividends at current levels for more than three years.

Refer to Notes on page 27 for more information on the tax distributions made by The RMR Group LLC to The RMR Group Inc.

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Fiscal Q4 2025 13

GAAP Results: Condensed Consolidated Statements of Income

THE RMR GROUP

(dollars in thousands)

	For the Three Months Ended		
	September 30, 2025	June 30, 2025	September 30, 2024
Revenues:			
Management services [1]	$ 44,286	$ 42,724	$ 46,878
Incentive fees	337	229	484
Advisory services	1,115	1,115	1,128
Total management, incentive and advisory services revenues	45,738	44,068	48,490
Income from loan investments, net	578	677	1,313
Rental property revenues	3,193	2,033	1,190
Reimbursable compensation and benefits	17,232	18,337	21,926
Reimbursable equity based compensation	4,544	1,636	4,262
Other reimbursable expenses	88,127	87,977	135,119
Total reimbursable costs	109,903	107,950	161,307
Total revenues	**159,412**	**154,728**	**212,300**
Expenses:			
Compensation and benefits	38,512	38,603	46,386
Equity based compensation	5,842	2,090	5,481
Separation costs	1,743	1,880	1,572
Total compensation and benefits expense	46,097	42,573	53,439
General and administrative	10,336	9,631	11,101
Other reimbursable expenses	88,127	87,977	135,119
Rental property expenses	1,264	748	305
Transaction and acquisition related (recoveries) costs [2]	(1,014)	820	520
Depreciation and amortization	3,741	3,006	1,833
Total expenses	**148,551**	**144,755**	**202,317**
Operating income	$ 10,861	$ 9,973	$ 9,983

(1) Refer to Notes on page 28 for more information on how base business management fees earned from the Managed Equity REITs are calculated.
(2) Recovery recorded in the three months ended September 30, 2025 reflects release of indemnification escrow associated with transaction costs for the MPC acquisition which were refunded per the terms of an escrow agreement.

Substantially all revenues are earned from related parties.

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Fiscal Q4 2025 14

15Fiscal Q4 2025RETURN TO TABLE OF CONTENTS For the Three Months Ended September 30, 2025 June 30, 2025 September 30, 2024 Operating income $ 10,861 $ 9,973 $ 9,983 Interest income 1,082 1,182 1,734 Interest expense (1,676) (1,062) (612) Change in fair value of Earnout liability 2,469 1,170 1,825 (Loss) gain on investments (3,090) (215) 2,460 Income before income tax expense 9,646 11,048 15,390 Income tax expense (2,064) (1,753) (2,904) Net income 7,582 9,295 12,486 Net income attributable to noncontrolling interests (4,168) (5,109) (7,150) Net income attributable to The RMR Group Inc. $ 3,414 $ 4,186 $ 5,336 GAAP Results: Condensed Consolidated Statements of Income (Continued) (dollars in thousands) Industrial Logistics Properties Trust Franklin, IN

16Fiscal Q4 2025RETURN TO TABLE OF CONTENTS As of and for the Three Months Ended September 30, 2025 June 30, 2025 September 30, 2024 Numerators: Net income attributable to The RMR Group Inc. $ 3,414 $ 4,186 $ 5,336 Less: income attributable to unvested participating securities (90) (101) (79) Net income used in calculating basic and diluted EPS $ 3,324 $ 4,085 $ 5,257 Denominators: Common shares outstanding 17,063 16,870 16,846 Less: unvested participating securities and incremental impact of weighted average (376) (210) (281) Weighted average common shares outstanding - basic and diluted 16,687 16,660 16,565 Net income attributable to The RMR Group Inc. per common share - basic and diluted $ 0.20 $ 0.25 $ 0.32 GAAP Results: Earnings Per Common Share (amounts in thousands, except per share amounts) Industrial Logistics Properties Trust Lafayette, IN

17Fiscal Q4 2025RETURN TO TABLE OF CONTENTS September 30, 2025 September 30, 2024 Assets Cash and cash equivalents held by The RMR Group Inc. $ 19,478 $ 23,189 Cash and cash equivalents held by The RMR Group LLC 42,819 118,410 Due from related parties 79,703 134,030 Prepaid and other current assets 13,731 9,789 Loans held for investment, net 36,963 — Assets held for sale — 8,700 Total current assets 192,694 294,118 Loans held for investment, net of current portion 24,021 56,221 Property and equipment, net 228,655 76,433 Due from related parties, net of current portion 10,374 9,350 Investments 31,900 23,733 Goodwill 71,761 71,761 Intangible assets, net 26,136 20,299 Operating lease right of use assets 22,876 27,353 Deferred tax asset 13,181 15,163 Other assets, net 96,647 106,063 Total assets $ 718,245 $ 700,494 Liabilities and Equity Reimbursable accounts payable and accrued expenses $ 43,553 $ 90,444 Accounts payable and accrued expenses 42,340 32,116 Operating lease liabilities 5,603 5,906 Secured financing facility, net 26,326 — Liabilities held for sale — 4,973 Total current liabilities 117,822 133,439 Mortgage notes payable, net 136,168 45,149 Secured financing facility, net of current portion 18,260 41,109 Operating lease liabilities, net of current portion 17,682 22,147 Amounts due pursuant to tax receivable agreement, net of current portion 15,926 18,442 Other liabilities 10,374 20,791 Total liabilities 316,232 281,077 Total equity 402,013 419,417 Total liabilities and equity $ 718,245 $ 700,494 GAAP Results: Condensed Consolidated Balance Sheets (dollars in thousands) Diversified Healthcare Trust Overture at Plano

Non-GAAP Financial Measures

Reconciliation of Adjusted Net Income and Adjusted Net Income Per Diluted Share

(amounts in thousands, except per share amounts)

The following table presents the impact of certain individually significant items on the financial results for the three months ended September 30, 2025, excluding the redemption of the noncontrolling interest in The RMR Group LLC's 15,000,000 Class A Units as such redemption is anti-dilutive to earnings per share as presented on page 16.

Three Months Ended September 30, 2025:	Income Before Income Tax Expense	Less: Income Tax Expense [1]	Less: Net Income Attributable to Noncontrolling Interest	Net Income Attributable to The RMR Group Inc.	Less: Income Attributable to Unvested Participating Securities	Net Income Used in Calculating Diluted EPS	Net Income Attributable to The RMR Group Inc. per Common Share - Diluted [2]
Net income attributable to The RMR Group Inc.	$ 9,646	$ (2,064)	$ (4,168)	$ 3,414	$ (90)	$ 3,324	$ 0.20
Incentive fees	(337)	72	158	(107)	3	(104)	(0.01)
Loss on investments	3,090	(661)	(1,446)	983	(26)	957	0.06
Separation costs	1,743	(373)	(816)	554	(15)	539	0.03
Change in fair value of Earnout liability	(2,469)	528	1,155	(786)	21	(765)	(0.05)
Provision for credit losses	226	(48)	(106)	72	(2)	70	0.01
Transaction and acquisition related recoveries	(1,014)	217	475	(322)	8	(314)	(0.02)
Adjusted net income attributable to The RMR Group Inc.	**$ 10,885**	**$ (2,329)**	**$ (4,748)**	**$ 3,808**	**$ (101)**	**$ 3,707**	**$ 0.22**

(1) Reflects an income tax rate of approximately 21.4%.

(2) Based on 16,687 weighted average common shares outstanding.

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Fiscal Q4 2025 19

Reconciliation of Adjusted Net Income and Adjusted Net Income Per Diluted Share (Continued)

(amounts in thousands, except per share amounts)

The following table presents the impact of certain individually significant items on the financial results for the three months ended June 30, 2025, excluding the redemption of the noncontrolling interest in The RMR Group LLC's 15,000,000 Class A Units as such redemption is anti-dilutive to earnings per share as presented on page 16.

Three Months Ended June 30, 2025:	Income Before Income Tax Expense	Less: Income Tax Expense [1]	Less: Net Income Attributable to Noncontrolling Interest	Net Income Attributable to The RMR Group Inc.	Less: Income Attributable to Unvested Participating Securities	Net Income Used in Calculating Diluted EPS	Net Income Attributable to The RMR Group Inc. per Common Share - Diluted [2]
Net income attributable to The RMR Group Inc.	$ 11,048	$ (1,753)	$ (5,109)	$ 4,186	$ (101)	$ 4,085	$ 0.25
Incentive fees	(229)	36	108	(85)	2	(83)	–
Loss on investments	215	(34)	(101)	80	(2)	78	–
Separation costs	1,880	(298)	(885)	697	(17)	680	0.04
Change in fair value of Earnout liability	(1,170)	186	551	(433)	10	(423)	(0.03)
Provision for credit losses	117	(19)	(55)	43	(1)	42	–
Transaction and acquisition related costs	820	(130)	(386)	304	(7)	297	0.02
Adjusted net income attributable to The RMR Group Inc.	**$ 12,681**	**$ (2,012)**	**$ (5,877)**	**$ 4,792**	**$ (116)**	**$ 4,676**	**$ 0.28**

(1) Reflects an income tax rate of approximately 15.9%.
(2) Based on 16,660 weighted average common shares outstanding.

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Fiscal Q4 2025 20

Reconciliation of Adjusted Net Income and Adjusted Net Income Per Diluted Share (Continued)

THE RMR GROUP

(amounts in thousands, except per share amounts)

The following table presents the impact of certain individually significant items on the financial results for the three months ended September 30, 2024, excluding the redemption of the noncontrolling interest in The RMR Group LLC's 15,000,000 Class A Units as such redemption is anti-dilutive to earnings per share as presented on page 16.

Three Months Ended September 30, 2024:	Income Before Income Tax Expense	Less: Income Tax Expense [1]	Less: Net Income Attributable to Noncontrolling Interest	Net Income Attributable to The RMR Group Inc.	Less: Income Attributable to Unvested Participating Securities	Net Income Used in Calculating Diluted EPS	Net Income Attributable to The RMR Group Inc. per Common Share - Diluted [2]
Net income attributable to The RMR Group Inc.	$ 15,390	$ (2,904)	$ (7,150)	$ 5,336	$ (79)	$ 5,257	$ 0.32
Incentive fees	(484)	76	228	(180)	3	(177)	(0.01)
Gain on investments	(2,460)	387	1,159	(914)	14	(900)	(0.05)
Certain compensation adjustments, net of reimbursements [3]	2,241	(225)	(1,056)	960	(14)	946	0.06
Separation costs	1,572	(247)	(740)	585	(9)	576	0.03
Change in fair value of Earnout liability	(1,825)	287	860	(678)	10	(668)	(0.04)
Provision for credit losses	602	(95)	(284)	223	(3)	220	0.01
Transaction and acquisition related costs	520	(82)	(245)	193	(3)	190	0.01
Technology transformation investments	323	(51)	(152)	120	(2)	118	0.01
Adjusted net income attributable to The RMR Group Inc.	**$ 15,879**	**$ (2,854)**	**$ (7,380)**	**$ 5,645**	**$ (83)**	**$ 5,562**	**$ 0.34**

(1) Reflects an income tax rate of approximately 15.7%, unless otherwise noted.
(2) Based on 16,565 weighted average common shares outstanding.
(3) Reflects an income tax rate of approximately 10.0%, including the effect of certain limitations on tax deductible compensation.

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22Fiscal Q4 2025RETURN TO TABLE OF CONTENTS For the Three Months Ended September 30, 2025 June 30, 2025 September 30, 2024 Net income $ 7,582 $ 9,295 $ 12,486 Income tax expense 2,064 1,753 2,904 Depreciation and amortization 3,741 3,006 1,833 Interest expense 1,676 1,062 81 EBITDA 15,063 15,116 17,304 Other asset amortization 2,354 2,354 2,354 Operating expenses paid in the form of The RMR Group Inc.'s common shares 1,298 454 1,219 Separation costs 1,743 1,880 1,572 Transaction and acquisition related (recoveries) costs (1,014) 820 520 Change in fair value of Earnout liability (2,469) (1,170) (1,825) Provision for credit losses 226 117 602 Straight line office rent 45 (73) (115) Loss (gain) on investments 3,090 215 (2,460) Distributions from investments 479 597 598 Technology transformation investments — — 323 Incentive fees (337) (229) (484) Adjusted EBITDA $ 20,478 $ 20,081 $ 21,849 Reconciliation of EBITDA and Adjusted EBITDA (dollars in thousands) Service Properties Trust The Royal Sonesta New Orleans

23Fiscal Q4 2025RETURN TO TABLE OF CONTENTS As of and for the Three Months Ended September 30, 2025 June 30, 2025 September 30, 2024 Calculation of Net Income Margin: Total management, incentive and advisory services revenue $ 45,738 $ 44,068 $ 48,490 Net income $ 7,582 $ 9,295 $ 12,486 Net Income Margin 16.6% 21.1% 25.7% Calculation of Adjusted EBITDA Margin: Contractual management and advisory fees (excluding incentive fees, if any) (1) $ 47,755 $ 46,193 $ 50,360 Adjusted EBITDA $ 20,478 $ 20,081 $ 21,849 Adjusted EBITDA Margin 42.9% 43.5% 43.4% Calculation of Distributable Earnings: Adjusted EBITDA $ 20,478 $ 20,081 $ 21,849 Less: Tax distributions to members (2) (6,226) (6,224) (5,530) Distributable Earnings $ 14,252 $ 13,857 $ 16,319 Class A and Class B-1 Common Share Distributions $ 7,591 $ 7,595 $ 7,526 Class A Units Distributions 4,800 4,800 4,800 Total Distributions $ 12,391 $ 12,395 $ 12,326 Calculation of Distributable Earnings per Share: Distributable Earnings $ 14,252 $ 13,857 $ 16,319 Distributable Earnings Shares Outstanding 32,063 31,870 31,846 Distributable Earnings Per Share $ 0.44 $ 0.43 $ 0.51 Calculation of Net Income Margin, Adjusted EBITDA Margin, Distributable Earnings and Distributable Earnings Per Share (amounts in thousands, except per share amounts) Refer to Notes on page 27. Office Properties Income Trust Chicago, IL

Appendix

25Fiscal Q4 2025RETURN TO TABLE OF CONTENTS Notes to Page 12 – Management and Advisory Services Revenues by Source The following tables present revenues by client and exclude incentive fees earned from SEVN of $337, $229 and $484 during the three months ended September 30, 2025, June 30, 2025 and September 30, 2024, respectively. For the Three Months Ended September 30, 2025 June 30, 2025 September 30, 2024 BASE BUSINESS MANAGEMENT & ADVISORY REVENUES DHC $ 4,085 $ 3,859 $ 4,436 ILPT 5,966 5,793 5,983 OPI 2,804 2,778 2,800 SVC 7,722 7,046 7,563 SEVN 1,115 1,115 1,128 Total Perpetual Capital 21,692 20,591 21,910 AlerisLife 1,447 1,452 1,357 Sonesta 2,441 2,628 2,515 RMR Residential 118 118 154 Other private entities 3,062 3,018 3,028 Total Private Capital 7,068 7,216 7,054 Total Base Business Management & Advisory Revenues $ 28,760 $ 27,807 $ 28,964 BASE PROPERTY MANAGEMENT & OTHER REVENUES DHC $ 1,229 $ 1,220 $ 1,373 ILPT 3,249 3,237 3,199 OPI 2,635 2,628 3,090 SVC 2,161 2,110 1,513 SEVN 20 16 15 Total Perpetual Capital 9,294 9,211 9,190 RMR Residential 3,066 2,958 4,501 Other private entities 2,214 2,240 2,159 Total Private Capital 5,280 5,198 6,660 Total Base Property Management & Other Revenues $ 14,574 $ 14,409 $ 15,850 Notes (dollars in thousands)

26Fiscal Q4 2025RETURN TO TABLE OF CONTENTS Notes to Page 12 – Management and Advisory Services Revenues by Source (Continued) For the Three Months Ended September 30, 2025 June 30, 2025 September 30, 2024 CONSTRUCTION SUPERVISION REVENUES DHC $ 342 $ 213 $ 450 ILPT 217 105 119 OPI 417 375 519 SVC 401 465 1,540 Total Perpetual Capital 1,377 1,158 2,628 RMR Residential 462 378 417 Other private entities 228 87 147 Total Private Capital 690 465 564 Total Construction Supervision Fees $ 2,067 $ 1,623 $ 3,192 TOTAL MANAGEMENT & ADVISORY SERVICES REVENUES DHC $ 5,656 $ 5,292 $ 6,259 ILPT 9,432 9,135 9,301 OPI 5,856 5,781 6,409 SVC 10,284 9,621 10,616 SEVN 1,135 1,131 1,143 Total Perpetual Capital 32,363 30,960 33,728 AlerisLife 1,447 1,452 1,357 Sonesta 2,441 2,628 2,515 RMR Residential 3,646 3,454 5,072 Other private entities 5,504 5,345 5,334 Total Private Capital 13,038 12,879 14,278 Total Management & Advisory Services Revenues $ 45,401 $ 43,839 $ 48,006 Notes (Continued) (dollars in thousands)

Notes (Continued)

(dollars in thousands)

Notes to Page 13 – Well-Covered Dividend

The following illustrative diagram presents certain tax information pertaining to The RMR Group LLC and The RMR Group Inc.:

Quarterly Tax Distributions


The RMR Group LLC (Partnership)
Tax Rate: 37.25% (1)
The RMR Group Inc. (C-Corp)
Excess Distribution
Tax Rate: ~20.00% (2)
RMR Inc. Cash Balance
Taxing Authorities

(1) Represents the current maximum combined federal and state tax rate applicable to The RMR Group LLC's members.

(2) Represents The RMR Group Inc.'s effective combined federal and state cash income tax rate.

Notes to Page 23 – Calculation of Net Income Margin, Adjusted EBITDA Margin, Distributable Earnings and Distributable Earnings Per Share

(1) Contractual management and advisory fees are the base business management fees, property management fees and advisory fees RMR or its subsidiaries earn pursuant to their management agreements. These amounts are calculated pursuant to contractual formulas and do not deduct other asset amortization of $2,354 for each of the three month periods presented, required to be recognized as a reduction to management services revenues in accordance with GAAP.

(2) Under The RMR Group LLC operating agreement, The RMR Group LLC is required to make quarterly pro rata cash distributions to The RMR Group Inc. and its noncontrolling interest based on each entity's estimated tax liabilities and respective ownership percentages. Estimated tax liabilities are determined quarterly on a cumulative basis. As such, there may be fluctuations from quarter to quarter to account for prior periods where pro rata cash distributions were more or less than amounts determined cumulatively through a particular quarter. For each of the three month periods presented, The RMR Group LLC made required quarterly tax distributions as follows:

	As of and for the Three Months Ended		
	September 30, 2025	**June 30, 2025**	**September 30, 2024**
The RMR Group LLC tax distributions to The RMR Group Inc.	$ 3,274	$ 3,273	$ 2,953
The RMR Group LLC tax distributions to noncontrolling interest	2,952	2,951	2,577
Total tax distributions to members from The RMR Group LLC	**$ 6,226**	**$ 6,224**	**$ 5,530**

Tax distributions for the three months ended September 30, 2024 exclude $200 to The RMR Group Inc. and $180 to the noncontrolling interest related to incentive fees earned from SEVN.

RETURN TO TABLE OF CONTENTS
Fiscal Q4 2025 27

28Fiscal Q4 2025RETURN TO TABLE OF CONTENTS $30,582,060 $17,642,171 $17,642,171 $11,425,389 $6,442,016 $6,442,016 $5,806,052 $2,450,756 $2,450,756 $5,699,132 $4,627,266 $4,627,266 $7,651,487 $4,122,133 $4,122,133 Historical Cost Market Capitalization Lower of $29,136,737 $17,311,504 $17,311,504 $10,750,102 $6,410,822 $6,410,822 $5,348,885 $2,445,790 $2,445,790 $5,714,174 $4,607,421 $4,607,421 $7,323,576 $3,847,471 $3,847,471 Historical Cost Market Capitalization Lower of 0 DHC ILPT OPI SVC As of September 30, 2025 As of September 30, 2024 Notes to Page 14 – GAAP Results: Condensed Consolidated Statements of Income (1) Management services revenues include base business management fees earned from the Managed Equity REITs that are calculated monthly based upon the lower of (i) the average historical cost of each REIT’s properties, and (ii) each REIT’s average market capitalization. The information presented in the charts below is as of September 30, 2025 and 2024 and may differ from the basis on which base business management fees are calculated: Notes (Continued) (dollars in thousands)

29Fiscal Q4 2025RETURN TO TABLE OF CONTENTS RMR presents certain “non-GAAP financial measures” within the meaning of the applicable rules of the SEC, including Adjusted Net Income Attributable to The RMR Group Inc., Adjusted Net Income Attributable to The RMR Group Inc. per diluted share, EBITDA, Adjusted EBITDA, Adjusted EBITDA Margin and Distributable Earnings. The GAAP financial measure that is most directly comparable to Adjusted Net Income Attributable to The RMR Group Inc. is net income attributable to The RMR Group Inc. The GAAP financial measure that is most directly comparable to Adjusted Net Income Attributable to The RMR Group Inc. per diluted share is net income attributable to The RMR Group Inc. per diluted share. The GAAP financial measure that is most directly comparable to EBITDA, Adjusted EBITDA and Distributable Earnings is net income and the GAAP financial measure that is most directly comparable to Adjusted EBITDA Margin is net income margin, which represents net income divided by total revenues, excluding reimbursable costs. These non-GAAP financial measures do not represent net income, net income attributable to The RMR Group Inc., net income attributable to The RMR Group Inc. per diluted share or cash generated by operating activities determined in accordance with GAAP, and should not be considered alternatives to net income, net income attributable to The RMR Group Inc., net income attributable to The RMR Group Inc. per diluted share or net income margin determined in accordance with GAAP, as indicators of RMR’s financial performance or as measures of its liquidity. Other asset management businesses may calculate these non-GAAP measures differently than RMR does. • Adjusted Net Income Attributable to The RMR Group Inc. RMR calculates Adjusted Net Income Attributable to The RMR Group Inc. and Adjusted Net Income Attributable to The RMR Group Inc. per diluted share as net income attributable to The RMR Group Inc. and net income attributable to The RMR Group Inc. per diluted share, respectively, excluding the effects of certain individually significant items occurring or impacting its financial results during the quarter that are not expected to be regularly occurring, relate to a special project or initiatives or relate to gains or losses. RMR provides Adjusted Net Income Attributable to The RMR Group Inc. and Adjusted Net Income Attributable to The RMR Group Inc. per diluted share for supplemental informational purposes in order to enhance the understanding of RMR’s condensed consolidated statements of income and to facilitate a comparison of RMR’s current operating performance with its historical operating performance. • Distributable Earnings is calculated as Adjusted EBITDA less tax distributions to members and is considered to be an appropriate measure of RMR’s operating performance, along with net income attributable to The RMR Group Inc. RMR believes that Distributable Earnings provides useful information to investors because by excluding amounts payable for tax obligations, it increases comparability between periods and more accurately reflects earnings that may be available for distribution to shareholders. Distributable Earnings is among the factors RMR’s Board of Directors considers when determining shareholder dividends. • Distributable Earnings per Share calculations are based on end of period shares outstanding and includes 15,000,000 Redeemable Class A Units of The RMR Group LLC which are paired with RMR Inc's. Class B-2 common shares outstanding; actual dividends are paid to shareholders as of the applicable record date. • Distribution Payout Ratio is calculated as distributions to shareholders from The RMR Group LLC divided by Distributable Earnings. • EBITDA, Adjusted EBITDA and Adjusted EBITDA Margin are supplemental measures used to assess operating performance, along with net income, net income attributable to The RMR Group Inc. and net income margin. RMR believes that EBITDA, Adjusted EBITDA and Adjusted EBITDA Margin provide useful information to investors because by excluding the effects of certain amounts, such as non-cash items or non-recurring gains and losses, EBITDA, Adjusted EBITDA and Adjusted EBITDA Margin may facilitate a comparison of current operating performance with RMR’s historical operating performance and with the performance of other asset management businesses. RMR also believes that providing Adjusted EBITDA Margin may help investors assess RMR’s performance of its business by providing the margin that Adjusted EBITDA represents to its contractual management and advisory fees (excluding incentive fees, if any). Non-GAAP Financial Measures and Certain Definitions

30Fiscal Q4 2025RETURN TO TABLE OF CONTENTS • Assets Under Management (AUM) All references in this presentation to AUM on, or as of, a date are calculated at a point in time. ▪ AUM is calculated as: (i) the historical cost of real estate and related assets, excluding depreciation, amortization, impairment charges or other non-cash reserves, of the Managed Equity REITs and certain Private Capital clients, plus (ii) the gross book value of real estate assets, property and equipment of AlerisLife and Sonesta, excluding depreciation, amortization, impairment charges or other non-cash reserves, plus (iii) the carrying value of loans held for investment and real estate owned by SEVN, plus (iv) the fair value of RMR Residential, both owned and third-party managed assets. Upon deconsolidation from a Managed Equity REIT, the respective real estate and related assets are characterized as Private Capital and their historical cost represents the fair value of the real estate at the time of deconsolidation. ▪ Fee-Earning AUM is calculated (i) monthly for the Managed Equity REITs, based upon the lower of the average historical cost of each REIT's properties and its average market capitalization, plus (ii) for all other clients and wholly owned properties, Fee-Earning AUM equals AUM and includes amounts that may differ from the measures used for purposes of calculating fees under the terms of the respective management agreements. For additional information on the calculation of AUM for purposes of the fee provisions of the business management agreements, see RMR's Annual Report on Form 10-K for the fiscal year ended September 30, 2025, filed with the SEC. RMR's SEC filings are available at the SEC website: www.sec.gov. • GAAP refers to U.S. generally accepted accounting principles. • Managed Equity REITs refers to Diversified Healthcare Trust (DHC), Industrial Logistics Properties Trust (ILPT), Office Properties Income Trust (OPI) and Service Properties Trust (SVC). • Mountain JV refers to Mountain Industrial REIT LLC, a joint venture in which ILPT owns a majority interest (and accordingly is presented in ILPT’s consolidated results). • Perpetual Capital refers to capital with an indefinite duration, which may be terminated under certain conditions, and includes the Managed Equity REITs and Seven Hills Realty Trust (SEVN). • Private Capital consists of AlerisLife Inc. (AlerisLife), Sonesta International Hotels Corporation (Sonesta), residential real estate RMR manages through RMR Residential and other private capital vehicles including ABP Trust and other private entities that own commercial real estate. Some of the Managed Equity REITs own minority interests in certain of these entities. • Private Credit consists of loans held for investment that were originated by our private capital debt vehicle, or the TRMT Private Credit Fund. Non-GAAP Financial Measures and Certain Definitions (Continued)

31Fiscal Q4 2025RETURN TO TABLE OF CONTENTS This presentation contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 and other securities laws that are subject to risks and uncertainties. These statements may include words such as “believe”, “expect”, “anticipate”, “intend”, “plan”, “estimate”, "opportunity", “will”, “may”, "positioned", "potential" and negatives or derivatives of these or similar expressions. These forward-looking statements include, among others, statements about: RMR's business strategy; economic and industry conditions, including as a result of changing tariffs or trade policies and the related uncertainty thereof; the impact and opportunities for RMR and RMR's clients' businesses from business cycles in the U.S. real estate industry as well as economic and industry conditions, including interest rates; RMR's belief that it is possible to grow real estate based businesses in selected property types or geographic areas despite national trends; RMR's liquidity, including its sufficiency to pursue a range of capital allocation strategies and fund RMR's operations and enhance its technology infrastructure and limit risk exposure; RMR's future profitability; and RMR's sustainability practices. Forward-looking statements reflect RMR’s current expectations, are based on judgments and assumptions, are inherently uncertain and are subject to risks, uncertainties and other factors, which could cause RMR's actual results, performance or achievements to differ materially from expected future results, performance or achievements expressed or implied in those forward-looking statements. Some of the risks, uncertainties and other factors that may cause actual results, performance or achievements to differ materially from those expressed or implied by forward-looking statements include, but are not limited to, the following: The dependence of RMR's revenues on a limited number of clients; the variability of its revenues; risks related to supply chain constraints, commodity pricing and inflation, including inflation impacting wages and employee benefits; changing market conditions, practices and trends, which may adversely impact its clients and the fees RMR receives from them; OPI's voluntary chapter 11 process to restructure its debt obligations and capital structure, which may reduce our management fee revenue over time and may result in reputational harm to us; potential terminations of the management agreements with its clients; uncertainty surrounding interest rates and sustained high interest rates, which may impact RMR's clients and significantly reduce RMR's revenues or impede its growth; RMR's dependence on the growth and performance of its clients; RMR's ability to obtain or create new clients for its business which is often dependent on circumstances beyond RMR's control; the ability of RMR's clients to operate their businesses profitably, optimize their capital structures, comply with the terms of their debt agreements and financial covenants and to grow and increase their market capitalizations and total shareholder returns; RMR's ability to successfully provide management services to its clients; RMR's ability to maintain or increase the distributions RMR pays to its shareholders; RMR's ability to successfully pursue and execute capital allocation and new business strategies; RMR's ability to prudently invest in its business to enhance its operations, services and competitive positioning; RMR's ability to successfully grow the RMR Residential business and realize RMR's expected returns on its investment within the anticipated timeframe; RMR's ability to successfully integrate acquired businesses and realize the expected returns on its investments; the ability of Tremont to identify and close suitable investments for SEVN and to monitor, service and administer existing investments; RMR's ability to obtain additional capital from third party investors for our private capital initiatives in order to make additional investments and to increase potential returns; changes to RMR's operating leverage or client diversity; litigation risks; risks related to acquisitions, dispositions and other activities by RMR or among its clients; allegations, even if untrue, of any conflicts of interest arising from RMR's management activities; RMR's ability to retain the services of its managing directors and other key personnel; RMR's and its clients’ risks associated with RMR's and its clients' costs of compliance with laws and regulations, including securities regulations, exchange listing standards and other laws and regulations affecting public companies; and other matters. These risks, uncertainties and other factors are not exhaustive and should be read in conjunction with other cautionary statements that are included in RMR's periodic filings. The information contained in RMR’s filings with the Securities and Exchange Commission (SEC), including under the caption “Risk Factors” in its periodic reports, or incorporated therein, identifies important factors that could cause differences from the forward-looking statements in this presentation. RMR’s filings with the SEC are available on the SEC’s website at www.sec.gov. You should not place undue reliance on forward-looking statements. Except as required by law, RMR does not intend to update or change any forward-looking statements as a result of new information, future events or otherwise. Warning Concerning Forward-Looking Statements